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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    February 22, 2000
                                                         -----------------------

                           PAIRGAIN TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)


           Delaware                       0-22202                33-0282809
(State or other jurisdiction      (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

   14402 Franklin Avenue, Tustin, CA                        92780-7013
(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (714) 832-9922

                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

         On February 23, 2000, PairGain Technologies, Inc., a Delaware corporation ("PairGain"), and ADC Telecommunications, Inc., a Minnesota corporation ("ADC"), announced that they had executed an Agreement and Plan of Merger, dated as of February 22, 2000 (the "Merger Agreement"), by and among PairGain, ADC and Roman Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of ADC ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will merge with and into PairGain and PairGain will survive the merger as a wholly-owned subsidiary of ADC. As a result of the merger, each share of PairGain's common stock issued and outstanding immediately prior to the effective time of the merger (other than any shares owned by ADC or its subsidiaries) will be automatically converted into the right to receive 0.43 shares of ADC common stock. The merger is expected to be treated as a reorganization for federal income tax purposes and to be accounted for as a pooling of interests. The consummation of the transaction is subject to a number of conditions, including approval of the Merger Agreement by PairGain's stockholders and receipt of applicable regulatory approvals. Copies of the Merger Agreement and the press release are attached hereto as Exhibits 2.1 and 99.1, respectively.

         In connection with the execution of the Merger Agreement, PairGain and ADC entered into a Stock Option Agreement (the "Option Agreement"), pursuant to which PairGain granted ADC an option to acquire shares of PairGain common stock representing up to 19.9% of PairGain's issued and outstanding shares under certain circumstances described in the Option Agreement. Certain stockholders of PairGain entered into a Voting Agreement (the "Voting Agreement") with ADC, pursuant to which such stockholders agreed to vote their shares of PairGain common stock in favor of the approval of the Merger Agreement. Copies of the Option Agreement and the Voting Agreement are attached hereto as Exhibits 99.2 and 99.3, respectively.

         On February 20, 2000, the Company's Board of Directors adopted a resolution to rescind the Company's plan to repurchase shares of outstanding common stock that had been announced on October 14, 1998.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.       Exhibit
-----------       -------

    2.1 Agreement and Plan of Merger, dated as of February 22, 2000, among ADC Telecommunications, Inc., Roman Acquisition Corp. and PairGain Technologies, Inc.

   99.1 Joint Press Release of PairGain Technologies, Inc. and ADC Telecommunications, Inc., dated February 23, 2000.

   99.2 Stock Option Agreement, dated as of February 22, 2000, between PairGain Technologies, Inc. and ADC Telecommunications, Inc.

   99.3 Voting Agreement, dated as of February 22, 2000, among ADC Telecommunications, Inc. and the stockholders of PairGain Technologies, Inc. identified therein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, PairGain has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.


Date:  February 28, 2000              PAIRGAIN TECHNOLOGIES, INC.



                                               /s/ ROBERT R. PRICE
                                    --------------------------------------------
                                                   Robert R. Price
                                               Senior Vice President,
                                              Chief Financial Officer



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                                INDEX TO EXHIBITS

Exhibit No.       Exhibit
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    2.1           Agreement and Plan of Merger, dated as of February 22, 2000, among ADC Telecommunications, Inc., Roman Acquisition Corp.
                  and PairGain Technologies, Inc.

   99.1 Joint Press Release of PairGain Technologies, Inc. and ADC Telecommunications, Inc., dated February 23, 2000.

   99.2 Stock Option Agreement, dated as of February 22, 2000, between PairGain Technologies, Inc. and ADC Telecommunications, Inc.

   99.3 Voting Agreement, dated as of February 22, 2000, among ADC Telecommunications, Inc. and the stockholders of PairGain Technologies, Inc. identified therein.